Exhibit 99.1

***Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

SECOND AMENDMENT
TO
GRAIN PROCUREMENT AGREEMENT
OF
GRANITE FALLS ENERGY, LLC
AND
FARMERS COOPERATIVE ELEVATOR CO.

EFFECTIVE DATE: SEPTEMBER 1, 2009

1. The undersigned entered into a Grain Procurement Agreement dated May 14, 2004.

2. Subsequent thereto, the undersigned entered into an Amendment to that Grain Procurement Agreement and which Amendment is dated May 15, 2004 (with the Grain Procurement Agreement and the Amendment sometimes referred to herein collectively as the “Agreement”).

3. The parties have had discussions with respect to further amending the terms and conditions of the Agreement.

4. The parties have reached agreement and wish to reduce their agreement to writing.

NOW, THEREFORE, for good and valuable consideration, the parties hereby agree:

1. SECOND AMENDMENT. The parties agree that the terms and conditions hereof shall constitute a Second Amendment to the Agreement. The terms and conditions of this Second Amendment shall be controlling over any inconsistent term or condition as may be set forth in the Agreement.

2. RATIFICATION AND ACKNOWLEDGEMENT OF PERFORMANCE. Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect. Each party hereto acknowledges and agrees that the other has performed all obligations as required under the Agreement through the date of this Second Amendment and in accordance with the terms thereof.

3. AMENDMENTS. The parties agree that the following shall constitute amendments to the Agreement, to wit:

a.	Section 3.1.01(e) of the Grain Procurement Agreement. The parties agree that Section 3.1.01(e) shall be amended to read as follows:

“(e) Subject to GFE’s cleaning and maintenance program, FCE shall at all times maintain a minimum of two days supply of corn in storage at GFE.”

b.	Section 3.1.02(c) of the Grain Procurement Agreement. The parties agree that Section 3.1.02(c) shall be amended to read as follows:

“(c) Limitation on Quality Requirements. Notwithstanding the foregoing provisions of this Section 3.1.02, FCE shall not be required to provide Corn under this Agreement with qualities and characteristics exceeding the average qualities of Corn produced during the preceding corn production year ending on August 31 of such year in the specific area surrounding the Plant defined as within a forty (40) mile radius of the plant. If such average qualities of corn produced within a 40 mile radius of the plant are unacceptable to GFE , as reasonably determined by GFE , then FCE shall have the right to procure corn from other geographic areas until such time as the average qualities of corn within the 40 mile radius of the plant are reasonably acceptable to GFE. If corn is procured from other geographic areas pursuant to the terms of this paragraph, the Market Price shall be the purchase price, plus shipping costs. In addition, GFE shall pay FCE the per bushel procurement fee.”

c.	Section 3.2.03 of the Grain Procurement Agreement. The parties agree that Title III Article II of the Grain Procurement Agreement shall be amended by adding new Section 3.2.03 as follows:

“3.2.03. SECOND AMENDMENT.

The parties agree that the Second Amendment to the Agreement shall be effective and shall be given full effect as of September 1, 2009.”

d.	Section 3.3.01 of the Grain Procurement Agreement. The parties agree that Section 3.3.01 shall be amended in its entirety and replaced with the following:

“3.3.01 PROCUREMENT FEE.

GFE will pay FCE a Corn Procurement and Delivery Fee for Corn delivered pursuant to Title III of this Agreement (the “Procurement Fee”).” The Procurement Fee shall be a fee per bushel for each truck unloaded at the GFE facilities; and a fee per bushel for each railcar unloaded at the GFE facilities. The Procurement and Delivery Fee in effect from September 1, 2009 through the end of the term of the Agreement shall be as follows:

2

***Confidential material redacted and filed separately with the Commission.

i.	From September 1, 2009 through October 31, 2009 - $*** per bushel.

ii.	From November 1, 2009 through October 31, 2013 - $*** per bushel.

iii.	From November 1, 2013 through the end of the term of the Agreement - $*** per bushel.

e.	Section 3.5.04 of the Grain Procurement Agreement. The parties agree that Section 3.5.04 shall be amended to read as follows:

“3.5.04 Any disputes over grade discrepancies will be settled by reference and resort to the Official Grain Inspection and Weighing Service Provider, as designated by the Grain Inspection, Packers and Stockyards Administration, for the region in which FCE’s principal place of business is located.

f.	Section 3.5.06 of the Grain Procurement Agreement. The parties agree that Section 3.5.06 is amended to read as follows:

“3.5.06 The facility as constructed by GFE shall have a storage capacity of 400,000 bushels of corn. If the plant’s production is expanded beyond 51,150,000 gallons of denatured ethanol on an annual basis, then, within one year from the date the plan exceeded this level of ethanol production, GFE shall proportionately increase corn storage so that the on site storage at the plant has sufficient capacity for eight (8) days of corn for operation of the plant.”

g.	Section 3.5.08 of the Grain Procurement Agreement. The parties agree that Title III Article V of the Grain Procurement Agreement shall be amended by adding new Section 3.5.08 as follows:

“3.5.08 RAIL DELIVERY.

The parties agree to use their best efforts to maximize rail delivery of corn to GFE. Notwithstanding, but subject to equipment breakdowns beyond GFE’s control, GFE will be responsible for accepting delivery and the cost of unloading at least 40 railcars per week.”

h.	Amendment of May 15, 2004 – Item 3. The parties agree that Item 3 of the Amendment dated May 15, 2004 shall be amended to read as follows:

***Confidential material redacted and filed separately with the Commission.

“3) MARKET PRICE. With respect to corn purchases:

a. ***.

b. ***:

i. ***:

a) ***.

b) ***.

c) ***.

ii. ***:

a) ***.

b) ***.

c) ***.

d) ***.

e) ***.

c. Additionally, GFE may forward purchase corn from FCE as allowed by FCE’s cash corn position as established by the Daily Position Record at the FCE Minnesota Falls East facility and Montevideo facilities. FCE shall give first opportunity to GFE to forward purchase such corn before selling such corn to any other party.

d. In case of a natural catastrophe, affecting grain production or harvest, it may be necessary to purchase corn from outside the natural trade area of the FCE and ship such to the GFE facility. In such an event, the Market Price shall be the purchase price for such corn, plus shipping costs. In addition, GFE shall pay FCE the per bushel procurement fee.

i. Amendment of May 15, 2004 – Item 5. The parties agree that Item 5 of the Amendment dated May 15, 2004 shall be amended in its entirety and replaced with the following:

“5. Subject to a mutually agreeable non-disclosure agreement, each party shall deliver to the General Manager of the other party, on or before the 20th day of each month, the unaudited and regularly prepared financial statements for the prior month (to include income statement and balance sheet) – brought year to date.

4. OTHER PROVISIONS. The parties agree that this Second Amendment shall be incorporated into and made a part of the Agreement. The parties agree to execute any such additional documents as may be necessary to effectuate the terms and conditions of this Second Amendment. This Second Amendment together with the Grain Procurement Agreement (as amended) constitutes the entire agreement between the parties. No modification of any of the terms or conditions contained therein or herein may be made except by subsequent written documents signed by both parties.

IN WITNESS WHEREOF, the undersigned parties execute this Agreement to be effective on the day and year first above written.

Dated September 23, 2009	GRANITE FALLS ENERGY, LLC

	By	/s/ Tracey R. Olson

	Its	CEO/GM

Dated September 24, 2009	FARMERS COOPERATIVE ELEVATOR CO.

	By	/s/ Mark Vandelanotte

	Its	President